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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        April 26, 2000

                          MICHAEL PETROLEUM CORPORATION
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             (Exact name of registrant as specified in its charter)

           Texas                         333-52263*              76-0510239
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)

13101 Northwest
Freeway, Suite 320
Houston, Texas                                        77040
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(Address of principal executive                       (Zip Code)
offices)

Registrant's telephone number, including area code: (713) 895-0909

* The Commission File Number refers to a Form S-4 Registration Statement filed by the Registrant under the Securities Act of 1933 which was declared effective on July 22, 1998.

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Item 3.           BANKRUPTCY OR RECEIVERSHIP

         On April 26, 2000 Michael Petroleum Corporation (the "Company"), its parent corporation and one of its subsidiaries filed a Joint Plan of Reorganization (the "Plan") and a related Disclosure Statement in the United States Bankruptcy Court for the Southern District of Texas, Laredo Division (the "Bankruptcy Court"). The Plan sets forth the treatment of the Company's creditors and its interest holders. The Plan may be modified and is subject to the approval of the Bankruptcy Court.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           MICHAEL PETROLEUM CORPORATION

                                           BY:/s/ Robert L. Swanson
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                                                  Robert L. Swanson
                                                  Vice President -- Finance

Dated:            April 28, 2000